UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2023

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey

(Address of principal executive offices)

07083

(Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBBYQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 12, 2023, Bed Bath and Beyond, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) entered into an an Asset Purchase Agreement (the “Agreement”) with Overstock.com, Inc., a Delaware corporation ( “Overstock”), under which, subject to the terms and conditions set forth in the Agreement, Overstock agreed to acquire certain assets of the Company Parties, including intellectual property, business data, rights to mobile applications, and certain contracts and other related assets (collectively, the “Assets”), and assume certain specified liabilities of the Company Parties (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities, the “Transaction”) for a total purchase price of $21,500,000, subject to an escrow for a portion of the purchase price, which may be returned to Overstock if specified trigger events are not satisfied.

As previously disclosed, the Company Parties filed a voluntary petition (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). Subject to the approval of the Bankruptcy Court, Overstock will be designated as the “stalking horse” bidder under Section 363 of the U.S. Bankruptcy Code. The Transaction will be conducted through a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures and is subject to the receipt of higher or better offers from competing bidders at an auction, approval of the sale by the Bankruptcy Court, and the satisfaction of certain conditions. Accordingly, the Company Parties can give no assurances of the outcome of the Transaction and whether Overstock will be successful in acquiring the Assets of the Company Parties pursuant to the Agreement.

On April 25, 2023, the Bankruptcy Court entered an order approving the bidding procedures for the sale of all, substantially all, or a portion of the Assets (the “Bid Procedures Order”). The deadline to submit bids for the Assets is June 16, 2023, and an auction with respect to the sale of the Assets is scheduled for June 21, 2023. More information may be found at https://restructuring.ra.kroll.com/bbby/.

Overstock has delivered to an escrow agent an amount in cash equal to 10% of the purchase price (the “Deposit”) in immediately available funds. If the Agreement is terminated, the Deposit will be returned to Overstock, subject to certain exceptions relating to a breach of the Agreement by Overstock. If the Agreement is later terminated for certain reasons, including if the Company Parties materially breach or close a transaction with a competing bidder at the auction, the Company Parties may be required to pay Overstock a customary break-up fee plus a capped expense reimbursement.

The Agreement contains customary representations and warranties of the parties and the completion of the Transaction is subject to a number of customary conditions, which, among others, include, the entry of an order of the Bankruptcy Court authorizing and approving the Transaction, the performance by each party of its obligations under the Agreement and the material accuracy of each party’s representations. The Agreement contains certain termination rights for both the Company Parties and Overstock, including the right to terminate the Agreement if the Transaction is not consummated by July 3, 2023 or if the Company Parties enter into a transaction with a competing bidder.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Agreement have been made only for the purposes of the Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Agreement may change after the date of the Agreement. Accordingly, the Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company Parties, the Assets or Liabilities, or the Company Parties’ respective businesses as of the date of the Agreement or as of any other date.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to the Agreement or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the occurrence of any event, change or other circumstances that could give rise to the right of the Company or Overstock to terminate the Agreement; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all; the possibility that the Transaction may be more expensive to complete than anticipated; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the senior secured super-priority debtor-in-possession term loan credit facility in an aggregate principal amount of $240,000,000 and other financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; risks relating to the delisting of the Common Stock from Nasdaq and future quotation of the Company’s common stock; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, including any projections, as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated June 12, 2023, by and among Bed Bath & Beyond and certain of its subsidiaries and Overstock.com, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Reporting Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2023

BED BATH & BEYOND INC.

By:	/s/ David M. Kastin
David M. Kastin
Executive Vice President, Chief Legal Officer & Corporate Secretary

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